Summary Prospectus April 1, 2017
CLASS A (LPXAX), CLASS C (LPXCX), CLASS F (LPXFX), CLASS I (LPXIX),
CLASS R (LPXRX), CLASS T (LPXTX) AND CLASS Z (LPXZX) SHARES
Cohen & Steers Low Duration Preferred and Income Fund, Inc.
Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.cohenandsteers.com/prospectus. You can also get this information at no cost by calling 800.330.7348 or by sending an e-mail request to marketing@cohenandsteers.com. The current prospectus and statement of additional information, dated April 1, 2017, are incorporated by reference into this summary prospectus.
Investment Objectives
The primary investment objective of Cohen & Steers Low Duration Preferred and Income Fund, Inc. (the “Fund”) is to seek to provide shareholders with high current income, and the secondary objective is to provide capital preservation.
Fund Fees and Expenses
This table describes the fees and expenses that you could pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in Cohen & Steers funds. You may qualify for sales charge discounts on Class T shares if you invest at least $250,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in “How to Purchase, Exchange and Sell Fund Shares—Purchasing the Class of Fund Shares that is Best for You” in the Fund’s prospectus (the “Prospectus”), in the Appendix to this Prospectus titled “Sales Charge Reductions and Waivers Available Through Certain Intermediaries” (the “Appendix”), “Reducing the Initial Sales Charge on Class A Shares” and “Reducing the Initial Sales Charge on Class T Shares” in the Fund’s Statement of Additional Information (the “SAI”).
	Class A	Class C	Class F(1)	Class I	Class R	Class T(1)	Class Z
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed On Purchases (as % of offering price)	2.00%	None	None	None	None	2.50%	None
Maximum Deferred Sales Charge (Load) (as % of the net asset value at the time of purchase or redemption, whichever is lower)	None	1.00% (2)	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.35%	1.00%	None	None	0.50%	0.25%	None
Other Expenses(3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Shareholder Service Fee(4)	None	None	None	0.02%	None	0.08%	None
Total Other Expenses(3)	0.90%	0.90%	0.90%	0.92%	0.90%	0.98%	0.90%
Total Annual Fund Operating Expenses(5)	1.90%	2.55%	1.55%	1.57%	2.05%	1.88%	1.55%
Fee Waiver/Expense Reimbursement(5)	(1.00)%	(1.00)%	(1.00)%	(1.02)%	(1.00)%	(1.00)%	(1.00)%
Total Annual Fund Operating Expenses (after fee waiver/expense reimbursement)(5)	0.90%	1.55%	0.55% (6)	0.55%	1.05%	0.88% (6)	0.55%
(1)	Class F shares and Class T shares are currently not available for purchase.
(2)	For Class C shares, the maximum deferred sales charge does not apply after one year.
(3)	Based on estimated amounts for the current fiscal year.
(4)	The maximum shareholder service fee for Class I shares and Class T shares is 0.10%.
(5)	Cohen & Steers Capital Management, Inc., the Fund’s investment advisor (the “Advisor”), has contractually agreed to waive its fee and/or reimburse expenses through June 30, 2018 so that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 0.90% for Class A shares, 1.55% for Class C shares, 0.55% for Class F shares, 0.55% for Class I shares, 1.05% for Class R shares, 0.90% for Class T shares and 0.55% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Advisor and the Fund.
(6)	The total annual fund operating expenses for Class F shares and Class T shares are estimated.

LPXSPRO-0417

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the Advisor did not waive its fee and/or reimburse expenses after June 30, 2018 (through June 30, 2018, expenses are based on the net amount pursuant to the fee waiver/expense reimbursement agreement). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Class A Shares	$290	$665
Class C Shares
Assuming redemption at the end of the period	$258	$673
Assuming no redemption at the end of the period	$158	$673
Class F Shares	$ 56	$365
Class I Shares	$ 56	$369
Class R Shares	$107	$520
Class T Shares	$338	$706
Class Z Shares	$ 56	$365
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal period from April 30, 2016 to October 31, 2016, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its objectives primarily by investing in issues of preferred and other income securities believed to be undervalued relative to credit quality and other investment characteristics. In making this determination, the Advisor evaluates the fundamental characteristics of an issuer, including an issuer’s creditworthiness, and also takes into account prevailing market factors. In analyzing credit quality, the Advisor considers not only fundamental analysis, but also an issuer’s corporate and capital structure and the placement of the preferred or other income securities within that structure. In evaluating relative value, the Advisor also takes into account call, conversion and other structural security features, in addition to such factors as the likely directions of credit ratings and relative value versus other income security classes. In assessing duration, the Advisor considers potential changes to interest rates, and a security’s yield, coupon payments (including the frequency of coupon resets, if applicable), price and par value and call features, in addition to the amount of time until the security matures.
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of preferred and other income securities issued by U.S. and non-U.S. companies, which may be either exchange-traded or available over-the-counter (“OTC”).  Such securities include traditional preferred securities; hybrid preferred securities that have investment and economic characteristics of both preferred stock and debt securities; floating rate preferred securities; corporate debt securities; convertible securities; contingent capital securities (“CoCos”); and securities of other open-end, closed-end or exchange-traded funds that invest primarily in preferred and/or debt securities as described herein. To the extent the Fund invests in securities of other open-end, closed-end or exchange-traded funds, the Fund will consider the investments of these funds, to the extent known by the Fund, in determining compliance with this policy. The Fund may also invest in certain restricted securities including securities that are only eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) (referred to as Rule 144A Securities) and securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission (the “SEC”) pursuant to Regulation S under the Securities Act.
The Fund also will invest at least 25% of its net assets in the financials sector, which is comprised of the bank, diversified financials, real estate (including real estate investment trusts (“REITs”)) and insurance industries. From time to time, the

Fund may have 25% or more of its net assets invested in any one of these industries. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications. The Advisor retains broad discretion to allocate the Fund’s investments across various sectors and industries.
Under normal market conditions, the Fund seeks to target a weighted average modified duration of less than three years and is managed to seek to help reduce volatility associated with changes in interest rates. However, the Fund’s duration may be longer than three years depending on market conditions and other factors.  For example, extreme market movements could cause the durations of certain securities owned by the Fund to fluctuate, potentially extending the Fund's duration beyond three years.  The Fund may also attempt to manage the Fund's duration by entering into derivatives transactions, including, among others, interest rate swaps.
Duration is a mathematical calculation of the average life of a fixed-income or preferred security that serves as a measure of the security’s price risk to changes in interest rates (or yields). Modified duration (“duration”) is a more precise measure of a security's sensitivity to interest rates (or yields) compared to its term to maturity.  Prices of securities with higher durations are usually more sensitive to interest rate (or yield) changes than securities with lower durations. Duration incorporates certain characteristics of a security, such as the security’s yield, coupon payments (including the frequency of coupon resets, if applicable), price and par value, final maturity (if any) and call features, into one measure.
The Fund may invest without limit in securities of non-U.S. companies, which may be non-U.S. dollar denominated, including up to 15% of the Fund’s net assets in securities issued by companies domiciled in emerging market countries. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products per capita than more developed countries.
The Fund may invest in debt securities of any maturity or credit rating, including investment grade securities, below investment grade securities and unrated securities. Although not required to do so, the Fund will generally seek to maintain a minimum weighted average senior debt rating of companies in which it invests of BBB-, which the Fund considers to be investment grade. Although a company’s senior debt rating may be BBB-, an underlying security issued by such company in which the Fund invests may have a lower rating than BBB-. If the Fund cannot access a company’s average senior debt rating, the Fund may look to the rating of the underlying security issued by such company. Although a company’s senior debt rating may be BBB-, an underlying security issued by such company in which the Fund invests may have a lower rating than BBB-. Below investment grade securities are also known as “high yield” or “junk” securities and are regarded as having more speculative characteristics with respect to the payment of interest and repayment of principal.
The Fund is authorized to purchase, sell or enter into any derivative contract or option on a derivative contract, transaction or instrument, without limitation, including various interest rate transactions such as swaps, caps, floors or collars, and foreign currency transactions such as foreign currency forward contracts, futures contracts, options, swaps and other similar strategic transactions in connection with its investments in securities of non-U.S. companies. The Fund’s primary use of derivative contracts will be to enter into interest rate and currency hedging transactions in order to reduce the interest rate and foreign currency risk inherent in the Fund’s investments, as well as to manage the Fund's duration.
The Fund is non-diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), which means it may invest a larger percentage of its assets in fewer instruments than a diversified mutual fund.
Principal Risks of Investing in the Fund
Before investing, be sure to read the additional descriptions of these risks in the full statutory prospectus.
Investment Risk
An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Market Risk
Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.
Preferred Securities Risk
There are various risks associated with investing in preferred securities. These risks include deferral and omission of distributions; credit risk; subordination to bonds and other debt securities in a company’s capital structure; interest rate risk; prepayment and extension risk; call, reinvestment and income risk; liquidity risk; limited voting rights; special redemption rights and regulatory risk.

Duration Risk
Duration is a mathematical calculation of the average life of a fixed-income or preferred security that serves as a measure of the security’s price risk to changes in interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations.
Debt Securities Risk
Debt securities generally present various risks, including many of the risks described above under “Preferred Securities Risk.” These include interest rate risk, credit risk, call risk, prepayment and extension risk, convertible securities risk, and liquidity risk.
Concentration Risk
Because the Fund invests at least 25% of its net assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition.  In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries.  To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries.  These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.
Below Investment Grade Securities Risk
Below investment grade securities, or equivalent unrated securities, generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic condition could disrupt the market for below investment grade securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.
Liquidity Risk
Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Recent federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Contingent Capital Securities Risk
CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer, for example, an automatic write-down of principal or a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. If a CoCo provides for mandatory conversion of the security into common stock of the issuer under certain circumstances, such as an adverse event, the Fund could experience a reduced income rate, potentially to zero, as a result of the issuer’s common stock not paying a dividend. In addition, a conversion event would likely be the result of or related to the deterioration of the issuer’s financial condition (e.g., such as a decrease in the issuer’s capital ratio) and status as a going concern, so the market price of the issuer’s common stock received by the Fund may have declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s net asset value (“NAV”). Further, the issuer’s common stock would be subordinate to the issuer’s other security classes and therefore worsen the Fund’s standing in a bankruptcy proceeding. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment grade securities. See “Below Investment Grade Securities Risk” above.

Foreign (Non-U.S.) and Emerging Market Securities Risk
Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding or other taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.
Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and in some countries, less mature governments and governmental institutions. Political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect a Fund’s investments in issuers located in, doing business in or with assets in such countries. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past experienced substantial market disruptions and may do so in the future. The economies of many emerging market countries may be heavily dependent on international trade and have thus been, and may continue to be, adversely affected by trade barriers, foreign exchange controls and other protectionist measures imposed or negotiated by the countries with which they wish to trade.
Foreign Currency Risk
Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.
Derivatives and Hedging Transactions Risk
The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks and managing the Fund's duration, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market. The European Union (and some other countries) are implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these regulations are new and evolving (and some of the rules are not yet final), their impact remains unclear. These regulations have the potential to increase the costs of using derivatives, may limit the availability of some forms of derivatives or the Fund’s ability to use derivatives, and may adversely affect the performance of some derivative instruments used by the Fund as well as the Fund’s ability to pursue its investment objectives through the use of such instruments.
Rule 144A Securities Risk
Rule 144A Securities are considered restricted securities because they are not registered for sale to the general public and may only be resold to certain qualified institutional buyers. Institutional markets for Rule 144A Securities that exist or may develop may provide both readily ascertainable values for such securities and the ability to promptly sell such securities. However, if there are an insufficient number of qualified institutional buyers interested in purchasing Rule 144A Securities held by the Fund, the Fund will be subject to liquidity risk and thus may not be able to sell the Rule 144A Securities at a time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.
Regulation S Securities Risk
Regulation S securities are offered through private offerings without registration with the SEC pursuant to Regulation S of the Securities Act. Regulation S securities may be relatively less liquid as a result of legal or contractual restrictions on resale. Because Regulation S securities are generally less liquid than registered securities, the Fund may take longer to liquidate these positions than publicly traded securities or may not be able to sell them at the price desired. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded or otherwise offered in the United States. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in losses to the Fund.
Geopolitical Risk
Occurrence of global events similar to those in recent years, such as war, country instability, infectious disease epidemics, market instability, debt crises and downgrades, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments. The June 2016 vote in the United Kingdom (“UK”) calling for the exit of the UK from the European Union (referred to as “Brexit”) may cause uncertainty and thus adversely impact financial results of the Fund and the global financial markets. An economic recession in the UK, or in a European Union member country, may have significant adverse economic effects on the economies of the affected country and its trading partners, which may include some or all of the European countries in which the Fund invests. The strengthening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.
Regulatory Risk
The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s proposed rules governing the use of derivatives by registered investment companies, the Department of Labor's (“DOL”)’s final rule on conflicts of interest on fiduciary investment advice, as well as the SEC’s final rules and amendments to modernize reporting and disclosure (“Modernization”) and to develop and implement a Liquidity Risk Management Program for open-end investment companies (“Liquidity”) could, among other things, restrict and/or increase the cost of the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, Congress, various exchanges and regulatory and self-regulatory authorities, domestic and foreign, have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and the Fund’s ability to execute its investment strategy.
Other Investment Companies Risk
To the extent the Fund invests a portion of its assets in investment companies, including open-end funds, closed-end funds, ETFs and other types of pooled investment funds, those assets will be subject to the risks of the purchased investment funds’ portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment funds. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment funds. Risks associated with investments in closed-end funds also generally include market risk, leverage risk, risk of market price discount from NAV, risk of anti-takeover provisions and non-diversification.
Active Management Risk
As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Advisor’s investment techniques could fail to achieve the Fund’s investment objectives or negatively affect the Fund’s investment performance.
Non-Diversification Risk
As a “non-diversified” investment company, the Fund can invest in fewer individual companies than a diversified investment company. As a result, the Fund is more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund’s relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.
Your investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fund Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for the Class A shares.  Because Class F shares and Class T shares are currently not available for purchase, and have therefore not commenced investment operations, no performance information is provided for these share classes. The table shows how the Fund’s average annual returns compare with the performance of a selected broad-based market index, the S&P 500 Index, over various time periods. In addition to the broad-based market index, the table shows performance of the BofA Merrill Lynch 1-3 Year U.S. Corporate Index and a blended benchmark consisting of the BofA Merrill Lynch 8% Constrained Developed Markets Low Duration Capital Securities Custom Index and the BofA Merrill Lynch 1-5 Year U.S. Corporate Index. The BofA Merrill Lynch 1-3 Year U.S. Corporate Index tracks the performance of U.S. dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market, with a remaining term to final maturity of less than three years.  The BofA Merrill Lynch 8% Constrained Developed Markets Low Duration Capital Securities Custom Index tracks the performance of select U.S. dollar-denominated fixed and floating-rate preferred, corporate and contingent capital securities, with a remaining term to final maturity of one year or more, but less than five years. The BofA Merrill Lynch 1-5 Year U.S. Corporate Index tracks the performance of U.S. dollar-denominated investment grade corporate debt publicly issued in the U.S. domestic market with a remaining term to final maturity of less than five years. The Advisor believes that these indexes, as compared to the broad-based market index, are comprised of securities that are more representative of the Fund’s investment strategy.   Past performance (both before and after taxes) is not, however, an indication as to how the Fund may perform in the future. Updated performance information, including the Fund’s NAV per share, is available at www.cohenandsteers.com or by calling (800) 330-7348.
The bar chart does not reflect the deduction of sales charges imposed on Class A shares; if these amounts were reflected, returns would be less than those shown.
Class A Shares
Annual Total Returns(1)
Highest quarterly return during this period: 2.36%
(quarter ended September 30, 2016)
Lowest quarterly return during this period: -0.56%
(quarter ended March 31, 2016)
(1)	The annual total returns for the Class C, I, R and Z shares of the Fund are substantially similar to the annual total returns of the Class A shares because the assets of all classes are invested in the same portfolio of securities. The annual total returns differ only to the extent that the classes do not have the same expenses. Class F shares and Class T shares are currently not available for purchase.

Average Annual Total Returns
(for the periods ended December 31, 2016)
	1 Year	Since Inception (November 30, 2015)
Class A Shares
Return Before Taxes	1.57%	1.26%
Return After Taxes on Distributions	0.68%	0.44%
Return After Taxes on Distributions and Sale of Fund Shares	1.61%	0.96%
Class C Shares
Return Before Taxes	1.88%	2.46%
Class I Shares
Return Before Taxes	3.87%	3.46%
Class R Shares
Return Before Taxes	3.35%	2.88%
Class Z Shares
Return Before Taxes	3.87%	3.46%
BofA Merrill Lynch 1-3 Year U.S. Corporate Index (reflects no deduction for fees, expenses or taxes)(1)	2.39%	1.97%
Blended Benchmark (reflects no deduction for fees, expenses or taxes)(2)	5.26%	4.37%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)(3)	11.96%	9.34%
(1)	The BofA Merrill Lynch 1-3 Year U.S. Corporate Index tracks the performance of U.S. dollar-denominated investment grade corpoate debt publicly issued in the U.S. domestic market with a remaining term to final maturity of less than three years.
(2)	Blended benchmark consists of 65% BofA Merrill Lynch 8% Constrained Developed Markets Low Duration Capital Securities Custom Index and 35% BofA Merrill Lynch 1-5 Year U.S. Corporate Index. The BofA Merrill Lynch 8% Constrained Developed Markets Low Duration Capital Securities Custom Index tracks the performance of select U.S. dollar-denominated fixed and floating-rate preferred, corporate and contingent capital securities, with a remaining term to final maturity of one year or more, but less than five years. The BofA Merrill Lynch 1-5 Year U.S. Corporate Index tracks the performance of U.S. dollar-denominated investment grade corpoate debt publicly issued in the U.S. domestic market with a remaining term to final maturity of less than five years.
(3)	The S&P 500® Index is an unmanaged index of common stocks that is frequently used as a general measure of U.S. stock market performance.
After-tax returns are shown for Class A shares only. After-tax returns for Class C, I, R, and Z shares will vary.  Class F shares and Class T shares are currently not available for purchase. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.
Investment Management
Advisor
Cohen & Steers Capital Management, Inc. (the “Advisor”)
Portfolio Managers
The Fund's portfolio managers are:
William F. Scapell—Executive Vice President of the Advisor. Mr. Scapell has been a portfolio manager of the Fund since inception.
Elaine Zaharis-Nikas—Senior Vice President of the Advisor.  Ms. Zaharis-Nikas has been a portfolio manager of the Fund since inception.

Purchase and Sale of Fund Shares
	Class A, C and T Shares	Class I Shares	Class F, R and Z Shares
Minimum Initial Investment	• No minimum	• $100,000 (aggregate for registered advisors)	• No minimum
Minimum Subsequent Investment	• No minimum • $100 for Automatic Investment Plans	• No minimum • $500 for Automatic Investment Plans	• No minimum • $50 for Automatic Investment Plans
Class F shares and Class T shares are currently not available for purchase. You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange (“NYSE”) is open for business, by written request, wire transfer (call (800) 437-9912 for instructions) or telephone. You may purchase, redeem or exchange shares of the Fund either through a financial intermediary or directly through Cohen & Steers Securities, LLC, the Fund’s distributor (the “Distributor”). For accounts opened directly through the Distributor, a completed and signed Subscription Agreement is required for the initial account opened with the Fund.
Please mail the signed Subscription Agreement to:
Boston Financial Data Services
Cohen & Steers Funds
P.O. Box 8123
Boston, MA 02266-8123
Phone: (800) 437-9912
Tax Information
The Fund’s distributions may be comprised of taxable ordinary income, taxable capital gains and/or a non-taxable return of capital, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its Advisor or Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.
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